SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 7, 2005

TO PROSPECTUSES DATED APRIL 29, 2005
FOR FUTURITY II and FUTURITY III,

TO PROSPECTUSES DATED MAY 1, 2003
FOR FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II,
FUTURITY SELECT FOUR, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
and FUTURITY SELECT SEVEN,

AND TO PROSPECTUS DATED APRIL 30, 2002 FOR FUTURITY

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the SCSM Value Small Cap Fund (the "Fund").

Effective January 9, 2006, OppenheimerFunds, Inc. will replace OpCap Advisors as the sub-adviser to the Fund. Also on January 9, 2006, the name of the Fund will be changed to SC Oppenheimer Main Street Small Cap Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity(US) 12/05